                          SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             (AMENDMENT NO.___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                           Fortis Securities, Inc.
                  -----------------------------------------
              (Name of Registrant as Specified in its Charter)

                                  (specify)
   ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and
     O-11.

  (1) Title of each class of securities to which transaction applies:

  __________________________________________________________________________

  (2) Aggregate number of securities to which transaction applies:

  __________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  __________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:

  __________________________________________________________________________

  (5) Total fee paid:

  __________________________________________________________________________


[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

  __________________________________________________________________________

    (2)  Form, Schedule or Registration Statement No.:

  __________________________________________________________________________

    (3)  Filing Party:

  __________________________________________________________________________

    (4)  Date Filed:

  __________________________________________________________________________

                             [Fortis letterhead]



November 11, 1997



Re:  Fortis Securities, Inc. Annual Meeting of Shareholders

Dear Shareholder:

You are invited to attend the annual meeting of shareholders of Fortis Securities, Inc. The meeting will begin at 10:00 a.m. on Thursday, December 11, 1997 at the offices of Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, Minnesota.

The only items on the agenda are the annual matters of electing the Fund's Directors and selecting its independent accountants. Please review the enclosed proxy materials and return your completed proxy as promptly as possible.

Sincerely,



/s/ Dean C. Kopperud
President

                           FORTIS SECURITIES, INC.
                500 Bielenberg Drive, Woodbury, Minnesota  55125
          Mailing Address:  P.O. Box 64284, St. Paul, Minnesota  55164

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

                        TO BE HELD ON DECEMBER 11, 1997

     The annual meeting of the shareholders of Fortis Securities, Inc. (the "Company") will be held at the offices of Fortis Advisers, Inc. ("Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota, on Thursday, December 11, 1997, at 10:00 a.m. for the following purposes:

      1. To set the number of directors at eleven and to elect a Board of Directors.

      2. To ratify the selection by the Board of Directors of the Company of KPMG Peat Marwick LLP as independent public accountants for the Company for the fiscal year ending July 31, 1998.

      3. To transact such other business as may properly come before the meeting.

     Shareholders of record on October 24, 1997, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. There is enclosed with the proxy an addressed envelope for which no postage is required.


                                               Michael J. Radmer
                                               Secretary

Dated:  November 11, 1997

                                PROXY STATEMENT

                            FORTIS SECURITIES, INC.
                500 Bielenberg Drive, Woodbury, Minnesota  55125
          Mailing Address:  P.O. Box 64284, St. Paul, Minnesota  55164

             ANNUAL MEETING OF THE SHAREHOLDERS--DECEMBER 11, 1997

     The enclosed proxy is solicited by the Board of Directors of Fortis Securities, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held December 11, 1997, and at any adjournment of the meeting. The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately November 11, 1997. Representatives of Fortis Advisers, Inc. ("Advisers"), the investment adviser and manager of the Company, without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of Advisers is that of the Company as provided above.

     A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or at the meeting prior to voting. Unless revoked, properly executed proxies that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted as the shareholder has instructed.

     With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified for Proposal 2 (ratification of independent public accountants). Abstentions and votes withheld will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Only those shareholders owning shares as of the close of business on October 24, 1997, may vote at the meeting or any adjournments of the meeting.
As of that date, there were issued and outstanding 12,622,169 common shares, $.01 par value. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held. No person, to the knowledge of Company management, was the beneficial owner of more than 5% of the voting shares of the Company as of October 24, 1997.

     If a quorum is not present at a meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote all shares that have voted for the proposal in favor of adjournment; shares voted against the proposal will be voted against adjournment.

     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE COMPANY AT P.O. BOX 64284, ST. PAUL, MINNESOTA 55164 OR CALL 1-800-800-2638, EXTENSION 4579, AND A COPY WILL BE SENT, WITHOUT CHARGE, BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.



                                SHARE OWNERSHIP

     As of October 13, 1997, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person or entity to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Company.

     The following table sets forth, as of October 13, 1997, shares of the Company owned beneficially by, and certain other share ownership information with respect to, directors of the Company and all officers and directors as a group.


                                              NUMBER OF COMPANY        SHARES OWNED OF
            BENEFICIAL OWNER              SHARES BENEFICIALLY OWNED  OTHER FORTIS FUNDS*
     -----------------------------------------------------------------------------------

     Richard W. Cutting                               -0-                    7,285
     Allen R. Freedman                                -0-                   47,636
     Dr. Robert M. Gavin                              -0-                   22,961
     Benjamin S. Jaffray                              400                    1,631
     Jean L. King                                     100                   11,063
     Dean C. Kopperud                               1,100                    3,786
     Edward M. Mahoney                              5,000                  193,575
     Robb L. Prince                                   438                  181,500
     Leonard J. Santow                                -0-                  234,584
     Noel S. Shadko                                   100                      328
     Joseph M. Wikler                                 -0-                  116,326
     Officers and directors as a group              7,138                1,155,309
--------------------

* "Other Fortis Funds" currently consists of nine open-end investment companies managed by the Adviser. The open-end investment companies are Fortis Advantage Portfolios, Inc.; Fortis Equity Portfolios, Inc.; Fortis Fiduciary Fund, Inc.; Fortis Growth Fund, Inc.; Fortis Income Portfolios, Inc.; Fortis Money Portfolios, Inc.; Fortis Series Fund, Inc.; Fortis Tax-Free Portfolios, Inc.; and Fortis Worldwide Portfolios, Inc.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the shareholders of the Company have the power to set the number of directors. The Company's management recommends that the number of directors to be elected at the annual meeting be set at eleven. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of directors at eleven.

     It is intended that the enclosed proxy will be voted for the election of the eleven persons named below as directors unless such authority has been withheld in the proxy. The term of office of persons elected will be until the next annual meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information for each nominee for the past five years is set forth below.


        NAME, AGE AND                             PRINCIPAL OCCUPATION                     DIRECTORSHIPS OF OTHER
        TERM OF OFFICE                               AND AFFILIATIONS                      REPORTING COMPANIES (1)
------------------------------------------------------------------------------------------------------------------------
Richard W. Cutting, Age 66           Certified public accountant and financial           Other Fortis Funds
Director since 1993 (2)              consultant.

Allen R. Freedman *, Age 57          Chairman, Chief Executive Officer and President     Other Fortis Funds; Systems and
Director since 1987                  of Fortis, Inc.; a Managing Director of Fortis      Computer Technology Corporation;
                                     Inter- national, N.V.                               Genesis Health Ventures, Inc.

Dr. Robert M. Gavin, Age 57          President, Cranbrook Education Community; prior     Other Fortis Funds
Director since 1986 (3)              to July 1996, President, Macalester College.

Benjamin S. Jaffray, Age 67          Chairman of the Sheffield Group, Ltd., a            Other Fortis Funds
Director since 1984 (3)              financial consulting group.

Jean L. King, Age 53                 President, Communi-King, a communications           Other Fortis Funds
Director since 1984 (2)              consulting firm.

Dean C. Kopperud*, Age 45            Chief Executive Officer and a Director of           Other Fortis Funds
Director since 1995 (3)              Advisers; President and a Director of Fortis
                                     Investors, Inc. ("Investors"), the underwriter of
                                     shares of investment companies affiliated with
                                     the Company; President of Fortis Financial Group
                                     and a Director of Fortis Benefits Insurance
                                     Company; and Senior Vice President of Time
                                     Insurance Company.


        NAME, AGE AND                             PRINCIPAL OCCUPATION                     DIRECTORSHIPS OF OTHER
        TERM OF OFFICE                               AND AFFILIATIONS                      REPORTING COMPANIES (1)
------------------------------------------------------------------------------------------------------------------------
Edward M. Mahoney, Age 67            Retired; prior to December 1994, Chairman, Chief    Other Fortis Funds; Analysts
Director since 1979 (3)              Executive Officer and a Director of Advisers and    International Corporation
                                     of Investors, Senior Vice President and a
                                     Director of Fortis Benefits Life Insurance
                                     Company and Senior Vice President of Time
                                     Insurance Company.

Robb L. Prince, Age 56               Financial and employee benefit consultant; prior    Other Fortis Funds; Analysts
Director since 1982 (3)              to July 1995, Vice President and Treasurer,         International Corporation
                                     Jostens, Inc., a producer of products and
                                     services for youth, education, sports award, and
                                     recognition markets.

Leonard J. Santow, Age 61            Principal, Griggs & Santow, Inc., economic and      Other Fortis Funds
Director since 1972 (4)              financial consultants.

Noel S. Shadko, Age 43               Marketing consultant; prior to 1996, Senior Vice    Other Fortis Funds
Director since 1996 (3)              President, Marketing and Strategic Planning,
                                     Rollerblade, Inc.


Joseph M. Wikler, Age 56             Investment consultant and private investor; prior   Other Fortis Funds
Director since 1994 (2)              to 1994, Director of Research, Chief Investment
                                     Officer, principal and a Director,  The
                                     Rothschild Co., an investment adviser, Baltimore,
                                     MD.

__________
* Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company primarily because he holds certain positions, including serving as Chairman and Chief Executive Officer of Fortis, Inc., the parent company of Advisers, and as a Managing Director of Fortis International, N.V., the parent company of Fortis, Inc.
(1) "Reporting Companies" means companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such act and any company registered as an investment company under the 1940 Act.
(2)  Member of the Audit Committee of the Board of Directors.
(3)  Member of the Executive Committee of the Board of Directors.
(4)  Member of the Investment Consulting Committee of the Board of Directors.

     All of the above nominees were elected directors by the shareholders at their last annual meeting and are currently serving as directors of the Company.

     The Company has an Audit Committee of the Board of Directors whose members are selected annually by the full Board of Directors. The Audit Committee currently consists of Ms. King, Mr. Wikler and Mr. Cutting, who as serves as its chairperson. The Audit Committee met two times during the fiscal year ended July 31, 1997. The Company does not have a standing compensation committee or a standing nominating committee of the Board of Directors.

     The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

     During the Company's fiscal year ended July 31, 1997, there were four meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

     The following table sets forth the compensation received by each director from the Company during the fiscal year ended July 31, 1997, as well as the total compensation received by each director from the Company and all other investment companies managed by Advisers (the "Fund Complex") during the calendar year ended December 31, 1996. Neither Mr. Freedman, who is an officer of the parent company of Advisers, nor Mr. Kopperud, who is an officer of Advisers and Investors, received any such compensation and they are not included in the table. No executive officer of the Company received any such compensation and they are not included in the table.


                         COMPENSATION FROM    TOTAL COMPENSATION
      DIRECTOR              THE COMPANY       FROM FUND COMPLEX *
---------------------------------------------------------------------
Richard W. Cutting             $1,800              $30,800
Dr. Robert M. Gavin            $1,800              $30,800
Benjamin S. Jaffray            $1,779              $26,300
Jean L. King                   $1,853              $30,800
Edward M. Mahoney              $1,800              $30,800
Robb L. Prince                 $1,853              $30,800
Leonard J. Santow              $1,700              $30,200
Noel S. Shadko                 $1,800              $11,100
Joseph M. Wikler               $1,800              $30,800

----------
* Includes aggregate compensation paid by the Company and the nine Other Fortis Funds.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS SET THE NUMBER OF DIRECTORS AT ELEVEN AND VOTE IN FAVOR OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY. The vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. Unless otherwise instructed, the proxies will vote for the above eleven nominees. All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                                RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

     On September 18, 1997, upon the recommendation of the Company's Audit Committee, the Company's Board of Directors, including a majority of the directors who are not interested persons of Advisers or the Company, selected KPMG Peat Marwick LLP to be the Company's independent public accountants for the fiscal year ending July 31, 1998. KPMG Peat Marwick LLP has served as the independent public accountants of the Company since the fiscal year ended July 31, 1989. KPMG Peat Marwick LLP also serves as independent public accountants for the Other Fortis Funds.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions which may be raised at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Certain information about the executive officers of the Company is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Company.

                                 POSITION AND TERM OF                       BUSINESS EXPERIENCE
      NAME AND (AGE)           OFFICE WITH THE COMPANY                     DURING PAST FIVE YEARS
------------------------    ----------------------------  -------------------------------------------------------
Dean C. Kopperud (45)        President since 1995         See biographical information in Proposal One.

Gary N. Yalen (55)           Vice President since 1995    President and Chief Investment Officer of Advisers
                                                          (since 1995) and Senior Vice President, Investments, of
                                                          Fortis, Inc.; prior to 1996, President and Chief
                                                          Investment Officer, Fortis Asset Management, a former
                                                          division of Fortis, Inc.

Howard G. Hudson (60)        Vice President since 1995    Executive Vice President and Head of Fixed Income
                                                          Investments of Advisers since 1995; prior to 1996,
                                                          Senior Vice President, Fixed Income, Fortis Asset
                                                          Management.

Lucinda S. Mezey (50)        Vice President since 1997    Executive Vice President and Head of Equity Investments
                                                          of Advisers since October 1997; from 1995 to October
                                                          1997, Chief Investment Officer, Alex Brown Capital
                                                          Advisory and Trust Co., Baltimore, MD; prior to 1995,
                                                          Senior Vice President and Head of Equity Investments,
                                                          PNC Bank, Philadelphia, PA.

James S. Byrd (46)           Vice President since 1991    Executive Vice President of Advisers since 1995; prior to
                                                          1995, Vice President of Advisers and of Investors.

Nicholas L.M.                Vice President since 1995    Vice President of Advisers since 1995; prior
 de Peyster (31)                                          to 1996, Vice President, Equities, Fortis Asset
                                                          Management.

Charles J. Dudley (38)       Vice President since 1995    Vice President of Advisers since 1995; prior to 1995,
                                                          Senior Vice President, Sun America Asset Management,
                                                          Los Angeles, CA.

Maroun M. Hayek (49)         Vice President since 1995    Vice President of Advisers since 1995; prior to 1996,
                                                          Vice President, Fixed Income, Fortis Asset Management.

Robert C. Lindberg (44)      Vice President since 1993    Vice President of Advisers since 1993; prior to 1993,
                                                          Vice President, Portfolio Manager and Chief Securities
                                                          Trader, COMERICA, Inc., Detroit, MI.

                                 POSITION AND TERM OF                       BUSINESS EXPERIENCE
      NAME AND (AGE)           OFFICE WITH THE COMPANY                     DURING PAST FIVE YEARS
------------------------    ----------------------------  -------------------------------------------------------
Charles L. Mehlhouse (55)    Vice President since 1996    Vice President of Advisers; prior to March 1996,
                                                          Portfolio Manager, Marshall & Ilsley Bank Corporation,
                                                          Milwaukee, WI.

Kevin J. Michels (46)        Vice President since 1995    Vice President of Advisers since 1995; prior to 1996,
                                                          Vice President, Administration, Fortis Asset Management.

Christopher J. Pagano (34)   Vice President since 1996    Vice President of Advisers since 1996; prior to March
                                                          1996, government strategist, Merrill Lynch, New York,
                                                          NY.

Stephen M. Rickert (54)      Vice President since 1995    Vice President of Advisers since 1995; from 1994 to
                                                          1996, Corporate Bond Analyst,  Fortis Asset Management;
                                                          from 1993 to 1994, Corporate Bond Analyst, Dillon,
                                                          Read & Co., Inc., New York, NY.

Keith R. Thomson (60)        Vice President since 1993    Vice President of Advisers.

Christopher J. Woods (37)    Vice President since 1995    Vice President of Advisers since 1995; prior to 1996,
                                                          Vice President, Fixed Income, Fortis Asset Management.

Robert W. Beltz, Jr. (48)    Vice President since 1993    Vice President--Securities Operations of Advisers and
                                                          of Investors.

Peggy E. Ettestad (40)       Vice President since 1997    Senior Vice President, Operations  of Advisers since
                                                          March 1997; prior to March 1997, Vice President, G.E.
                                                          Capital Fleet Services, Minneapolis, MN.

Tamara L. Fagely (39)        Treasurer since 1993 and     Second Vice President of Advisers and of Investors.
                             Vice President since 1996

Dickson W. Lewis (48)        Vice President since 1997    Senior Vice President, Marketing and Sales of Advisors
                                                          and of Investors since July 1997; from 1993 to July 1997,
                                                          President and Chief Executive Officer, Hedstrom/Blessing,
                                                          Inc., Minneapolis, MN; from 1992 to 1993, an
                                                          independent marketing consultant.

David A. Peterson (55)       Vice President since 1991    Vice President and Assistant General Counsel of Fortis
                                                          Benefits Insurance Company.



                                 POSITION AND TERM OF                       BUSINESS EXPERIENCE
      NAME AND (AGE)           OFFICE WITH THE COMPANY                     DURING PAST FIVE YEARS
------------------------    ----------------------------  -------------------------------------------------------

Scott R. Plummer (38)        Vice President since 1996    Second Vice President, Corporate Counsel and Assistant
                                                          Secretary of Advisers since 1994; prior to 1994,
                                                          attorney, Zelle & Larson, Minneapolis, MN.

Michael J. Radmer (52)       Secretary since 1978         Partner, Dorsey & Whitney LLP, the Company's General
                                                          Counsel.

Rhonda J. Schwartz (40)      Vice President since 1996    Since January 1996, Senior Vice President and General
                                                          Counsel of Advisers, Senior Vice President and
                                                          General Counsel, Life and Investment Products, of Fortis
                                                          Benefits Insurance Company and Vice President and
                                                          General Counsel, Life and Investment Products, of
                                                          Time Insurance Company; from 1993 to January 1996, Vice
                                                          President and General Counsel of Fortis, Inc.; prior to
                                                          1993, Attorney, Norris, McLaughlin & Marcus,
                                                          Washington, D.C.


                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

     Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers, Advisers and companies affiliated Advisers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 1997, were satisfied.

                             SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the 1998 annual shareholders' meeting must be received at the Company's offices by July 10, 1998, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 1998 annual meeting.



Dated:  November 11, 1997            Michael J. Radmer, Secretary

 Receipt of Notice of Annual                     FORTIS SECURITIES, INC.
 Shareholders' Meeting and Proxy
 Statement is acknowledged by your       PROXY FOR ANNUAL SHAREHOLDERS' MEETING
 execution of this proxy.  Mark,               TO BE HELD DECEMBER 11, 1997
 sign, date, and return this proxy in
 the addressed envelope--no postage       THIS PROXY IS SOLICITED ON BEHALF OF
 required.  Please mail promptly to              THE BOARD OF DIRECTORS
 save the Company further solification
 expenses.                                   The undersigned appoints Michael J.
                                         Radmer, Scott R. Plummer, Tamara L.
                                         Fagely and Robert W. Beltz, Jr. and
                                         each of them with power to act without
                                         the other and with the right of
                                         substitution in each, the proxies of
     FORTIS SECURITIES, INC.             the undersigned to vote all shares of
     PROXY SERVICE                       Fortis Securities, Inc. (the
     POST OFFICE BOX 9148                "Company") held by the undersigned on
     FARMINGDALE, NY  11735-9855         October 24, 1997, at the annual
                                         Shareholders' Meeting of the Company,
                                         to be held at the offices of Fortis
                                         Advisers, Inc. ("Advisers"), 500
                                         Bielenberg Drive, Woodbury, Minnesota,
                                         on Thursday, December 11, 1997, at
                                         10:00 a.m. and at any adjournment
                                         thereof, with all powers the
                                         undersigned would possess if present
                                         in person.  All previous proxies given
                                         with respect to the meeting are
                                         revoked.

                                             THIS PROXY WILL BE VOTED AS
                                         INSTRUCTED ON THE MATTERS SET FORTH
                                         BELOW. IT IS UNDERSTOOD THAT IF NO
                                         CHOICE IS SPECIFIED, THIS PROXY WILL
                                         BE VOTED "FOR" ALL ITEMS. UPON ALL
                                         OTHER MATTERS THE PROXIES SHALL VOTE
                                         AS THEY DEEM IN THE BEST INTERESTS OF
                                         THE COMPANY.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR
 BLACK INK AS FOLLOWS  /x/                   KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
              FORTIS SECURITIES, INC.      DETATCH AND RETURN THIS PORTION ONLY.
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VOTE ON DIRECTORS             1.  TO ELECT DIRECTORS, THE NOMINEES ARE:  01) R.W. CUTTING, 02) A.R.
                                  FREEDMAN, 03) R.M. GAVIN, 04) B.S. JAFFRAY, 05) J.L. KING, 06) D.C. KOPPERUD,
FOR  OR  WITH-  OR  FOR           07) E.M. MAHONEY, 08) R.L. PRINCE, 09) L.J. SANTOW, 10) N.S. SHADKO, 11) J.M.
ALL      HOLD       ALL           WIKLER.  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE
          ALL      EXCEPT         THAT NOMINEE(S) NUMBER ON THE LINE PROVIDED BELOW.
/ /      / /        / /
                                  __________________________________________________________________________


/ /      / /        / /       2.  PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE
FOR    AGAINST    ABSTAIN         INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                              IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
                              BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR
                              POSTPONMENTS THEREOF.


   ____________________________________________  _________________________________________   ______________
   (Please  sign name(s) exactly as registered)  (If there are co-owners, both should sign)  (Date)



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